UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2006

CERAGENIX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50470	84-1561463
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 946-6440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             Regulation FD Disclosure

On September 20, 2006, the Company issued a press release announcing that Dr. Paul Savage had been selected to be the opening speaker during the “All New Antimicrobial Agents” session of the 46th annual meeting of the American Society for Microbiology’s Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC), which is being held at the Moscone Center in San Francisco from September 27 – 29, 2006. Dr. Savage’s oral presentation, which will take place on Wednesday, September 27 from 9:45 AM -11:45 AM PT in Room 134, will discuss the nine posters that are being presented at the conference, which describe in vitro antimicrobial activities of Ceragenins™.

ITEM 9.01             Financial Statements and Exhibits

(d)  Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Item	Title
99.1	Press Release dated September 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ceragenix Pharmaceuticals, Inc.

Dated: September 21, 2006	/s/ Jeffrey Sperber
Jeffrey Sperber, Chief Financial Officer